UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): March 14, 2005



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                0-11688                     95-3889638
          --------                -------                     ----------
      (State or other     (Commission File Number)        (I.R.S. Employer
      jurisdiction of                                  Identification Number)
        corporation
      or organization)

    Lakepointe Centre I,
  300 E. Mallard, Suite 300
       Boise, Idaho                                                 83706
(Address of principal executive                                     -----
         offices)                                                (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 8.01. OTHER EVENTS

On March 14, 2005 American Ecology Corporation issued a press release announcing that first quarter results would be impacted by customers not shipping waste as rapidly as expected.

A copy of the press release is attached as exhibit 99 and incorporated by reference herein.


Exhibit 99 Press Release dated March 14, 2005 titled "AMERICAN ECOLOGY LOWERS FIRST QUARTER OUTLOOK, REAFFIRMS FULL YEAR OPERATING INCOME GROWTH GUIDANCE"


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        AMERICAN ECOLOGY CORPORATION
                                                (Registrant)




Date:  March 14, 2005                   By:/S/ James R. Baumgardner
                                           ------------------------
                                                 James R. Baumgardner
                                                 Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer


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
                                    EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99 Press Release dated March 14, 2005 titled "AMERICAN ECOLOGY LOWERS FIRST QUARTER OUTLOOK, REAFFIRMS FULL YEAR OPERATING INCOME GROWTH GUIDANCE"


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